UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                          FORM 8-K (A)



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                        February 21, 1997
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       (Exact Name of Registrant as Specified in Charter)



       TENNESSEE                  1-12762               62-1543819
(State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                   Identification Number)




                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)

Item 5.  Other Events.

Mid-America Apartments, L.P., in which the registrant had a 77.9% ownership interest at time of acquisition, has consummated the acquisition of the apartment community below. The acquisition was previously reported under item 5 of Form 8-K. Mid-America Apartments L.P. will own and manage the property.


Apartment                             Purchase     Number    Date of   Date of
Community           Location            Price     of Units  Form 8-K  Acquired
------------  ---------------------  -----------  --------  --------  --------
Tiffany Oaks  Altamonte Springs, FL  $10,000,000     288    12/18/96  12/17/96


The  audited  Historical  Summary  of  Gross  Income  and  Direct
Operating Expenses of the property for the previous fiscal year are included herein as an exhibit.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:   February 21, 1997       /s/ Simon R.C. Wadsworth
     ---------------------      -------------------------------------
                                    Simon R.C. Wadsworth
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)